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                                                                  EXHIBIT 23.2


                        Consent of Independent Auditors


The Board of Directors
American Pad & Paper Company



We consent to the use of our report incorporated herein by reference.


                                            KPMG Peat Marwick LLP




New York, New York
December 9, 1996